Exhibit 99.1

Investor Presentation May 2021

DISCLAIMER Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include the information concerning our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. The Company undertakes no obligation to revise or update publicly any forward-looking statements except as required by law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. While the Company believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non-GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Industry and Other Data Certain market and industry data included in this presentation have been obtained from third-party sources that the Company believes to be reliable. Market estimates are calculated by using independent industry publications, government publications, reports by market research firms and third-party forecasts in conjunction with the Company’s assumptions about its markets. Some data are also based on the Company’s good faith estimates, which are derived from its review of internal surveys and from independent sources. The Company believe these estimates to be reasonable based on the information available to it as of the date of this presentation. However, the Company has not independently verified such third-party information and cannot assure the recipient of its accuracy or completeness.

Table of Contents Life and Annuities Reimagined5 Complementary Products11 Interdisciplinary Team18 Differentiated Platform23 Growth Opportunity30 Financial Highlights38 Appendix46

We are the future of planning for tomorrow

© Midwest Holding Inc. | 01 Life and Annuities Reimagined

Our insurance as a service platform takes a radically different approach

WHY? THE LIFE AND ANNUITY INDUSTRY IS BROKEN Legacy investment strategy Balance sheet risk Legacy technology Marginal products & services INVESTMENTS PUBLIC/MUTUAL INSURER ADMINISTRATION & DISTRIBUTION LIFE & ANNUITY PRODUCTS Fees Fees 3rd Party CONSOLIDATED CAPITAL 3rd Party Life and Annuity insurance companies have underperformed the S&P by ~140% since 2010(1) Life Insurance Index includes MET, AFL, PRU, PFG, GL, EQH, ATH, VOYA, LNC, UNM, BHF, GNW, CNO, AEL, FFG. Market data as of 05/18/21. © Midwest Holding Inc. | 7

HOW: TURNKEY INSURANCE MANAGEMENT PLATFORM Midwest is a technology-enabled life and annuity company. We manufacture and distribute annuity products in partnership with third-party asset managers & institutional investors Platform Highlights Investments Annuity Products Built from the ground up in 2018 to reinvent the insurance value chain by connecting individual annuity buyers with institutional asset managers and investors Our goal is to build a transformational platform capable of significant long-term earnings power for our stakeholders Reinsurance Products © Midwest Holding Inc. | 8

MIDWEST HOLDING: LIFE & ANNUITIES REIMAGINED


Open architecture alternative investments
+
Third-parties assume asset liability risk
+
Modern technology
=
Superior Value
INVESTMENTS
CAPITAL LIGHT INSURER
ADMINISTRATION & DISTRIBUTION
LIFE & ANNUITY PRODUCTS
REINSURANCE PRODUCTS
Fees
Fees
Fees

© Midwest Holding Inc. | 9

OPPORTUNITY FOR DISRUPTION Sophisticated sponsors actively investing into Life & Annuity and adjacencies Mar ’21 – $7.2BN acquisition of Athene Jul ’20 – $4.4BN acquisition of Global Atlantic Mar ’21 – $220MM acquisition of Allstate Life business Jan ’20 – $1BN investment in AmeriLife Jan ’21 – $2.8BN acquisition of Allstate Life business May ’21 – $200MM Series D investment round Jan ’21 – $2BN acquisition of Talcott Resolution April ’21 – $250MM Series E investment round Oct ’20 - ~$1BN+ investment in AEL and Sidecar Reinsurer ILS Market 2020 – $23BN of new capital raised for ILS transactions © Midwest Holding Inc. | 10

© Midwest Holding Inc. | 02 Complementary Products

TRADITIONAL INSURANCE CAPITAL MODEL Traditional life and annuity companies fund their risk with misaligned, dilutive, permanent, public equity capital INVESTMENTS Investment Returns Traditional Insurer Guaranteed Yield ANNUITY PRODUCTS Risk Capital Capital intensive Investment risk Accounting complexity Misaligned with shareholders PUBLIC EQUITY (CONSOLIDATED CAPITAL) © Midwest Holding Inc. | 12

We converted the insurance company into an intermediary

MIDWEST CAPITAL MODEL We securitized the insurance company by creating complementary reinsurance and annuity products both supported by an optimized investment portfolio OPTIMIZED INVESTMENT PORTFOLIO Investment Returns FEE REVENUE Guaranteed Yield ANNUITY PRODUCTS Risk Capital REINSURANCE PRODUCTS Complementary Products © Midwest Holding Inc. | 14

MIDWEST ANNUITY PRODUCTS Our annuities are simple, competitive, and easy to integrate with our distribution Multi-Year Guaranteed Annuity (“MYGA”) Accumulation Product Similar to a CD 3-and 5-year surrender charge periods Offer a loyalty bonus for not making withdrawals No complicated riders ANNUITY PRODUCTS Fixed Indexed Annuity (“FIA”) Guaranteed Return with Equity Upside 10-year surrender charge period Policyholder has various equity index selection options Premium bonus version offers day one account value credit © Midwest Holding Inc. | 15

MIDWEST REINSURANCE PRODUCTS Powered by the capital markets, Midwest has created an innovative suite of attractive reinsurance products Uncorrelated Flexible Financing Solutions Turnkey solution for asset managers actively seeking annuity risk Offering the benefit of insurance liabilities packaged as a product Stable Risk Adjusted Returns Passive investors seeking strong expected income returns Midwest manages entire product with institutional asset management partners Asset Manager Product Income Product REINSURANCE PRODUCTS © Midwest Holding Inc. | 16

PRODUCT COMPARISON Investment RiskPotential ReturnsGuaranteed ReturnsTaxes Stocks Reinsurance Bonds FIA MYGA CDs Very High High Moderate Low Low Low Moderate Moderate High Low Low Moderate © Midwest Holding Inc. | 17

© Midwest Holding Inc. | 03 Interdisciplinary Team

Founded by thought leaders and driven by a tailored and interdisciplinary team with superior capabilities

FOUNDERS



Mike Minnich
Founder, Chairman & Co-CEO

- 25 years of experience in insurance, technology and asset management
- Managing member of insurance advisory firm Rendezvous Capital LLC since 2010
- Former Managing Director at Swiss Re, managing a multibillion-dollar credit portfolio
- B.S. Electrical Engineering from MIT and MBA from MIT Sloan



Michael Salem
Founder, Co-CEO

- 16 years of experience in insurance investing, distribution and technology
- Co-founded Vanbridge LLC, a boutique insurance intermediary sold in 2018
- Founding Portfolio Manager of Arrowgrass Capital Partners, a multibillion-dollar multi-strategy asset manager
- B.S. Computer Science from Brown University and M.S. Electrical Engineering from Stanford University

© Midwest Holding Inc. | 20

MIDWEST TEAM Our platform is powered by a team of seasoned industry experts Business Development|Asset Management|Technology|Accounting|Operations & Administration © Midwest Holding Inc. | 21

OUR ALIGNMENT

Insider Ownership[1] – MDWT vs. Industry Mean: ~20x


31.8%
20x+ Mean Ownership %
1.6%
L&A Industry Mean (2)
MDWT

1. Source: CapIQ Insider Ownership includes Individuals, Insiders, Strategic Investors.
2. L&A Index includes MET, AFL, PRU, PFG, GL, EQH, ATH, VOYA, LNC, UNM, BHF, GNW, CNO, AEL, FFG. Market data as of 05/18/21.

© Midwest Holding Inc. | 22

© Midwest Holding Inc. | 04 Differentiated Platform

We built a company from scratch, designed around our curiosity and drive to create the most sustainable and innovative business in the space

A DIFFERENTIATED APPROACH TO LIFE & ANNUITIES End-to-end delivery of products and services across the entire insurance value chain Insurance as a Service Four distinct but interconnected businesses, each the best version of itself Combined in a unique, innovative way to connect individuals seeking to fund retirement with investors seeking Insurance ProductsPolicy Administration Reinsurance Management Asset Management enhanced returns Annuity ProductsIncome Products © Midwest Holding Inc. | 25

COMPLETE SET OF INNOVATIVE CAPABILITIES Annuity ProductsIncome Products Policy Administration End-to-end, cloud-based policy administration solution Licensed third-party administrator Able to launch new products in months, not years Insurance Products Existing insurance company formed in 1960, reimagined in 2018 Industry best practices combined with forward-thinking technology Provides strong annuity products Reinsurance Management Vermont-sponsored captive reinsurer Rapid and efficient launch of investor reinsurance vehicles Efficiently and quickly transforms capital into reinsurance Asset Management SEC-registered investment advisor Product specialists across the fixed income spectrum Insurance experience, relationships & capabilities Innovative investment solutions for American Life and investors © Midwest Holding Inc. | 26

MIDWEST TECHNOLOGY PLATFORM Technology applied to solve industry inefficiencies Cloud-based systems with internal development Data Analytics • S e c u r e L o g - i n s • Product Development • Policy Issuance and Admin • D o c u m e n t M a n a g e m e n t • Electronic Applications • Agent/ Policyholder Portal • Asset Liability Management Speed to market on new products, automation drives down costs Allows for seamless integration with distribution channels © Midwest Holding Inc. | 27

ASSET MANAGEMENT SYNERGIES Investment Management Agreements Sidecar Reinsurance; GP Investment Sidecar Reinsurance; LP Investment & Co-Marketing Agreement Passive Investment in MDWT Managed Reinsurance Structure JV Structures FHLB Funding Agreement © Midwest Holding Inc. | 28

HOW IS OUR BUSINESS MODEL DIFFERENT? Company Carrier Technology Asset Management Capital Efficient Key Highlights Midwest Apollo AEL Traditional L&A Palomar Root/Lemonade Open Architecture: partner with best-in-class managers Apollo/ Athene Merger AEL 2.0 = Midwest 1.0 © Midwest Holding Inc. | 29

© Midwest Holding Inc. | 05 Growth Opportunity

We are uniquely positioned to optimize a highly scalable and sustainable path with minimal capital

HOW MUCH CAN WE GROW IN THE NEXT THREE YEARS WITH OUR CURRENT CAPITAL?


$3,500MM
35x+
Premium
Capacity
$100MM
Equity Capital
3-Year
Premium Capacity

Key Highlights

- Capital light model allows us to significantly leverage our capital base for short-term growth
- Continued growth achievable through retained earnings
- Excess capital maintained to allow for opportunistic warehouse of premium

Key Assumptions

- 3 years of premium
- 90% of premium ceded
- 4.5% ceding commissions
- 4.75% ROA
- No debt capital issuance
- 21% corporate tax rate
- >400% CAL RBC

© Midwest Holding Inc. | 32

We have very large addressable markets with multiple avenues for organic growth

HOW LARGE IS THE MARKET FOR OUR INSURANCE PRODUCTS? Direct Written Premium (1) Market Highlights Expected retirement age population CAGR: ~3.0% MDWT share of individual annuity market = 17 bps (2) Individual Agents: $48BN (5yr CAGR: 4.1%) Individual Annuity Market: $242BN (5yr CAGR: 0.5%) Life and Health Market: $934BN (5yr CAGR: 3.4%) Sources: S&P Global Market Intelligence, Insurance Information Institute, “U.S. Individual Annuities, 2019 Year in Review, LI MRA, 2020”. United Nations World Population Prospects – 2019. Market data reflects 2019 direct written premiums. Based on 2020 direct written premiums. © Midwest Holding Inc. | 34

HOW BIG IS THE ALTERNATIVE ASSET MANAGEMENT MARKET? Alternative Asset Market (1) Market Highlights MDWT share of U.S. alternative asset fundraising market = 1 bp (2) Alternative Asset 2020 Fundraising: $581BN (5yr CAGR: 7.1%) Alternative Asset AUM: $6.4TN (5yr CAGR: 20.7%) Source: Preqin. Based on $45MM of reinsurance capital raised in 2020. © Midwest Holding Inc. | 35

MULTIPLE GROWTH OPPORTUNITIES Platform Expansion New Advisors with Existing Distribution Organically growing agent base in current markets with strong products and services New Distribution Partners Hundreds of aggregators/ independent wholesalers in the US New partnerships through exclusive product development New States Licensed in 21 states & D.C. Added six new states and during 2020 Ability to expand licensing via acquisition New Asset Management Products New Products Partner with distribution to build new products Focus on market needs Leverage speed to market for new products Provide product innovation Build and scale new reinsurance products New Distribution Channels Large opportunity in broker-dealer and bank channels Capital efficient product development & operating flexibility drives access to new channels More accessible with larger capital base & improved rating Existing Platform Capabilities © Midwest Holding Inc. | 36

OUR FOCUS ON EXECUTION 1 GROW PREMIUM 2 REINSURE PREMIUM 3 MANAGE ASSETS New geographies New products New channels Strategic relationships Expand distribution New channels Strategic relationships Build capabilities 4 BUILD INFRASTRUCTURE/ IPSoftware tools/ products © Midwest Holding Inc. | 37

© Midwest Holding Inc. | 06 Financial Highlights

FINANCIAL HIGHLIGHTS Annuity Direct Written Premiums ($MM) (Statutory) Management Revenue ($MM)(1) Adjusted Book Value Per Share(1) $494.6 $25.7 $415.6 $18.7 $28.42 +158% +177% (2) +121% $161.4 $6.7 $10.58 2019 2020Q1 2021 2019 2020Q1 2021 2019 Q1 2021 Note: Annualized figures represent the annualization of the Q1’ 2021 financial data, calculated as the Q1’ 2021 figures multi plied by four periods. Actual results may vary. Represents the revenue we receive on a statutory basis and retain taking into account the reinsurance transactions we complet e. Represents annualized CAGR from 12/31/19 to 3/31/21. © Midwest Holding Inc. | 39

ILLUSTRATIVE MDWT ECONOMIC ANALYSIS $2BN of premium per annum implies $140MM of annualized recurring revenue Midwest (1) 90% of Premium 10% of Premium ReinsuranceRetained Premium MDWT Fees Up Front Fees Annual Fees Total Annualized Recurring Fees (2) C e d i n g C o m m i s s i o n 4 . 5 0% 0 . 6 5 % A s s e t M a n a g e m e n t F e e s (1) 0 . 2 5% 0 . 2 5 % P o l i c y A d m i n i s t r a t i o n 0 . 1 0% 0 . 1 0 % F e e R e v e n u e 4 . 5 0% 0 . 3 5% 1 . 0 0 % F e e s @ $ 2 B N Premium C e d e d ( S A P ) $90MM $7MM $ 1 4 0 M M M a r g i n1 . 5 0 % Asset management fees assumes 50 bps annual fee on 50% of assets. Annualized recurring revenue is based on $14BN ceded premium, assuming 7 year average policy duration. © Midwest Holding Inc. | 40

MODEL BRIDGE 1.Other operating expenses have been adjusted to also exclude stock-based compensation of $15,977 in Q1 2021, $11,934 in Q1 2020, $93,897 in FY 2020 and $67,954 in FY 2019. © Midwest Holding Inc. | 41

MANAGEMENT EARNINGS POWER METRICS © Midwest Holding Inc. | 42

MANAGEMENT EARNINGS POWER METRICS – REVENUE © Midwest Holding Inc. | 43

VALUATION COMPARABLES (FY ’22E ESTIMATES) (1)(2)(3)(4) PRICE/ ’22E SALES (x) ’22E YoY REVENUE GROWTH (%) PRICE/ ’22E EARNINGS (x) 5.4x 22.0x 73.5x 19.7x 26.7x N/A 24.3x MDWT TAMPs Insurance Intermediaries Asset Managers Capital Light Insurers Insurtech Median (excl. MDWT) 2.5x 4.4x 8.5x 8.7x 5.4x 11.8x 8.5x 46% 14% 40% 15% 27% 59% 27% 0.0x 0.9x 0.9x 1.0x 1.5x N/A 1.0x v 2021 & 2022 Bloomberg Consensus Estimates: Revenue & Net Income Adj+. Capital Light Insurers: PLMR, KNSL; Asset Managers: APO, KKR, BX, ARES; Intermediaries: GSHD, SLQT; TAMPs: AMK, ENV, LPRO; InsurTech: LMND, ROOT. PEG ratio defined as Price/ Earnings multiple over YoY ’22E earnings growth © Midwest Holding Inc. | 44

INVESTMENT HIGHLIGHTS Unique and Differentiated Value Proposition Entrepreneurial, Highly Experienced and Aligned Management Team Efficient and Flexible Capital Structure Effective Use of Technology Scalable, Low-Cost Operations Multiple Sources of Fee-Based Revenue Low-Risk, Profitable Business Model © Midwest Holding Inc. | 45

© Midwest Holding Inc. | 07 Appendix

RECONCILIATION – MANAGEMENT REVENUE TO GAAP REVENUE 1.Fixed Indexed Annuity. © Midwest Holding Inc. | 47

RECONCILIATION – MANAGEMENT EXPENSES TO GAAP EXPENSES 1.Accounting methodology change in Q4 2020 resulted in increase in interest credited. Please refer to 10 -Q and 10-K filings for additional details. © Midwest Holding Inc. | 48

Management Operating Income (Loss) Available to Common Stockholders Net loss attributable to Midwest Holding Inc. - GAAP $(1,600,462) $21,548,458 $(12,440,368) $(5,733,658) Adjustments: Less: Total return swap (404,600) (23,238,919) 2,910,608 - Add: Deferred coinsurance ceding commission 2,397,926 1,033,940 10,620,562 3,678,196 Total adjustments (1) 1,993,326 (22,204,979) 13,531,170 3,678,196 Income tax (expense) benefit adjustment----Adjusted net income (loss)$392,864$(656,521) $1,090,802 $(2,055,462) Less: FIA hedge 5,384,863 763,625 (3,466,272) (84,463) Less: Other realized gains (331,158) (124,716) (1,994,732) (269,139) Less: Benefits 79 (7,103) (4,953) 34,436 Less: Increase in benefit reserves - - - 34,500 Less: Stock-based compensation 261,340 11,934 93,897 67,954 Less: Premiums-(21)(24)152 1.All adjustments above do not have any tax impact. © Midwest Holding Inc. | 49

EXPLANATION OF NON-GAAP FINANCIAL MEASURES Explanation of Non-GAAP Financial Measures We discuss below certain non-GAAP financial measures that our management uses in conjunction with GAAP financial measures as an integral part of managing our business and to, among other things: monitor and evaluate the performance of our business operations and financial performance; facilitate internal comparisons of the historical operating performance of our business operations; review and assess the operating performance of our management team; analyze and evaluate financial and strategic planning decisions regarding future operations; and plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, our operating performance measures as prescribed by GAAP. Annuity Premiums Annuity premiums, also referred to as sales or direct written premiums, do not correspond to revenues under GAAP, but are relevant metrics to understand our business performance. Under statutory accounting practices, or SAP, our annuity premiums received are treated as premium revenue. Our premium metrics include all sums paid into an individual annuity in a given period. We typically transfer all or a substantial portion of the premium and policy obligations to reinsurers. Ceded premium represents the premium we transfer to reinsurers in a given period. Retained premium represents the portion of premium received during a given period that was not ceded to reinsurers and will either be reinsured in a subsequent period or retained by us. We typically retain premiums prior to transferring them to reinsurers to facilitate block and other reinsurance transactions involving portfolios of annuity premiums. Adjusted Revenue Our adjusted revenue represents the revenue we receive and retain taking into account the reinsurance transactions we complete. We define adjusted revenue as revenue including the impact of reinsurance transactions completed during the relevant period and excluding the total return on the asset portfolios that are owned by reinsurers but held by us, which in the table below is the net realized (gains) losses on investments. We hold these assets primarily to reduce potential credit risk of the reinsurers. Under our agreements with reinsurers, the assets backing the reinsurance agreements are typically maintained by us as collateral but the assets and the total return on the asset portfolios are allocable by the reinsurers. We receive ceding commissions from reinsurers based on ceded premium in a given period, the products reinsured and the terms of the reinsurance agreements. The revenue we receive from ceding commissions is recognized and earned immediately under SAP upon the completion of a reinsurance transaction in which we have ceded premiums to reinsurers. There is no collectability risk as the commissions are paid to us in full in cash when the policies are written and there are no further expenses associated with the collected premiums. The adjustment for deferred coinsurance ceding commission is derived directly from our GAAP Consolidated Statements of Cash Flows in our Consolidated Financial Statements. Our management uses adjusted revenue as an internal measure of our underlying business performance and it provides useful insights into our results of operations. Under GAAP, ceding commissions are deferred on our Consolidated Balance Sheets as a deferred gain on coinsurance transactions and are subsequently amortized through amortization of deferred gain on reinsurance on the Consolidated Statements of Comprehensive Loss over the period of the policy contracts. Adjusted Net Income (Loss) Adjusted net income (loss) is management’s evaluation of the impact of revenue we receive and retain taking into account the reinsurance transactions we complete. Under these provisions with third-party reinsurers, the assets backing the treaties are maintained by American Life as collateral and are carried on our Consolidated Balance Sheets, but the assets are owned by the third-party reinsurer; thus, the total return on the asset portfolio belongs to the third-party reinsurers. Under GAAP this is considered an embedded derivative but is not designated as a hedge. We make a Consolidated Statements of Comprehensive Loss adjustment for net realized gains or losses on investments related to the embedded derivative. The net realized gains or losses on investments related to the embedded derivative is included in GAAP net income or loss but is reversed dollar for dollar in the calculation of GAAP other comprehensive income (loss) through a reclassification adjustment for net realized gains or losses on investments. Management defines adjusted net income (loss) as net income (loss) including the impact of reinsurance transactions completed during the period and excluding the total return on the asset portfolios that are owned by reinsurers and held by us. These items have no direct expense and the tax effect of these adjustments is already included in our tax basis, which is similar to our Adjusted Net Income. Our management uses adjusted net income (loss) as an internal measure of our underlying business performance and because it provides useful insights into our results of operations. © Midwest Holding Inc. | 50

EXPLANATION OF NON-GAAP FINANCIAL MEASURES (cont’d) Management Revenue In addition to total revenue, we have consistently utilized management revenue as an economic measure to evaluate our financial performance. Management revenue is GAAP revenue while excluding the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, which we believe are useful in analyzing operating trends. The most significant adjustments to arrive at management revenue eliminate the impact of net realized gains or losses on investments. Such adjustments include the elimination of net realized gains or losses on investments related to the fair value accounting for derivatives used to hedge the fixed indexed annuity (“FIA”) index credits and mark-to-market change in the FIA embedded derivative liability. The aforementioned adjustments are not economic in nature. We believe the combined presentation and evaluation of total revenue and adjusted revenue together with management revenue provides information that may enhance an investor’s understanding of our underlying operating results. Management Earnings Power Metrics We provide supplemental information herein that includes management earnings power metrics, which are non-GAAP measures. We believe these metrics are a valuable tool to us to determine potential earnings that we would achieve based upon certain key assumptions and performance targets. These assumptions include adjusting for the timing of our reinsurance transactions; furthermore, we assume that we meet our target of ceding 90% of our written premiums during a period and earn net revenue on reinsurance at a 4.00% rate on premiums ceded during a period. In addition, we assume that we meet our target of earning investment income, net of expenses during a period at a 4.75% return on assets (i.e. average retained total investments and cash during a period) on an annualized basis; this assumption adjusts for the timing of the deployment of our excess cash balances. These assumptions could prove to be materially incorrect, although we have made them part in good faith. We also assume that our investment in ongoing expansion and reinsurance of business of the Company is going to be approximately 15% of general and administrative expenses. This investment is to cover future costs that we believe will be necessary in order to continue our significant use of technology, product development and expenses involved in our reinsurance strategy. We further assume that our tax rate will be 21%. There can be no assurance that our assumptions will be correct. These metrics should not be considered GAAP measures in any manner whatsoever. Our GAAP results are set forth in our Consolidated Financial Statements. Net Revenue on Reinsurance We have consistently utilized net revenue on reinsurance, a component of management revenue, as an economic measure to evaluate our financial performance. Net revenue earned on reinsurance represents ceding commissions and other reinsurance-related fees paid to us in the period. Management Expenses In addition to total expenses, we have consistently utilized management expenses as an economic measure to evaluate our financial performance. Management expenses are total GAAP expenses adjusted to eliminate one-time, non-recurring expenses and the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, which we believe are useful in analyzing operating trends. The most significant adjustments to arrive at management expenses include the use of management interest credited (as discussed below), the exclusion of stock-based compensation and the exclusion of the mark-to-market option allowance expense (included in other operating expenses) payable to reinsurers to cover their obligations to FIA policyholders. We believe the combined presentation and evaluation of total expenses together with management expenses provides information that may enhance an investor’s understanding of our underlying operating results. Management Interest Credited We have consistently utilized management interest credited, a component of management expenses, as an economic measure to evaluate our financial performance. GAAP interest credited contains significant technical considerations related to fair value accounting related to the mark-to-market change in the FIA embedded derivative liability and change in actuarial valuation of the FIA reserve, both of which are sensitive to changes in the market as well as changes in actuarial assumptions. Due to these technical considerations that are largely unhelpful to management and investors, we exclude the GAAP interest credited expense related to the FIA product and include the amortized cost of options we purchase to service our FIA policyholder obligations. The sum of GAAP interest credited related to our multi-year guaranteed annuity (“MYGA”) products and the amortized cost of options we purchase to service our FIA products is management interest credited. Management Operating Income (Loss) Available to Common Stockholders In addition to net income (loss), we have consistently utilized management operating income (loss) available to common stockholders as an economic measure to evaluate our financial performance. Management operating income (loss) available to common stockholders is management revenue (discussed above) net of management expenses (discussed above) and then tax-effected at 21% assumed tax rate. © Midwest Holding Inc. | 51